UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

El Paso Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EL PASO CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

elpaso

EL PASO CORPORATION
1001 LOUISIANA STREET
ROOM 2950
HOUSTON, TX 77002

R1ELP1

Annual Meeting of Stockholders to be held on May 6, 2009

Proxy Materials Available

- Notice of Annual Meeting and Proxy Statement
- Annual Report on Form 10-K
- 2008 Summary Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/22/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting of Stockholders
Meeting Date:	May 6, 2009
Meeting Time:	9:00 a.m., Central Time
Record Date:	Close of business on March 11, 2009

Meeting Location:

Doubletree Hotel Houston Downtown
400 Dallas Street
Houston, Texas 77002

Meeting Directions:

Traveling South on I-45, from Bush Intercontinental Airport (IAH) - Take I-45 South from the airport. Follow the signs to downtown. Take the McKinney Street exit which is to the left. Turn right on Bagby Street and then turn left onto Dallas Street. The Hotel will be on the right.

Traveling South on Hwy 59, from Bush Intercontinental Airport (IAH) - Take Hwy 59 South towards downtown. Exit I-10 West. Take I-10 West to I-45 South. Take the McKinney Street exit which is to the left. Turn right on Bagby Street and then turn left onto Dallas Street. The Hotel will be on the right.

Traveling North on I-45, from South Houston - Take I-45 North and take the Houston Ave exit. Turn right onto Rusk Street. Turn right onto Bagby Street and then turn left onto Dallas Street. The Hotel will be on the right.

How To Vote

Vote In Person

You may choose to attend and vote in person at the Annual Meeting of Stockholders. Instructions for attending and voting at the Annual Meeting of Stockholders are included in the Notice of Annual Meeting and the Proxy Statement. Please check these instructions for requirements for meeting attendance and voting in person.

Vote By Internet

To vote ***now*** by Internet, go to **WWW.PROXYVOTE.COM.**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 5, 2009. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail

You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

R1ELP2

Voting Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER PROPOSAL 1.

1. Election of Directors

Nominees:

1a. Juan Carlos Braniff

1b. James L. Dunlap

1c. Douglas L. Foshee

1d. Robert W. Goldman

1e. Anthony W. Hall, Jr.

1f. Thomas R. Hix

1g. Ferrell P. McClean

1h. Steven J. Shapiro

1i. J. Michael Talbert

1j. Robert F. Vagt

1k. John L. Whitmire

R1ELP3

PLEASE NOTE THIS IS NOT A PROXY CARD

To Vote These Shares, You Must Follow the Instructions Contained In This Notice

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. Approval of the El Paso Corporation 2005 Omnibus Incentive Compensation Plan, as amended and restated, to increase the number of shares available for issuance by 12.5 million.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

3. Approval of the El Paso Corporation Employee Stock Purchase Plan, as amended and restated, to extend the term of the plan until such time as no additional shares remain available for purchase.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

4. Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.